UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 18, 2011

A. H. BELO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33741 (Commission File Number)	38-3765318 (I.R.S. Employer Identification No.)

P. O. Box 224866
Dallas, Texas (Address of principal executive offices)	75222-4866 (Zip Code)
Registrant’s telephone number, including area code: (214) 977-8200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The 2011 Annual Meeting of Shareholders of A. H. Belo Corporation (the “Company” or “A. H. Belo”) was held on May 18, 2011, in Dallas, Texas. The following are the final voting results and a brief description of each matter submitted to the Company’s shareholders at that meeting. Each proposal is described in more detail in the Company’s Proxy Statement, dated April 4, 2011.
Proposal 1: Election of Directors. The shareholders of the Company elected each of the four director nominees nominated by the Company’s Board of Directors, as follows: Ronald D. McCray was elected as a Class I director and is eligible to serve a one-year term until the 2012 annual meeting; Louis E. Caldera was elected as a Class II director and is eligible to serve a two-year term until the 2013 annual meeting; and Robert W. Decherd and Tyree B. (Ty) Miller were elected as Class III directors and each is eligible to serve a three-year term until the 2014 annual meeting.
The following is a tabulation of the voting results with respect to each director nominee:

			Broker
Director	Votes For	Withheld	Non-Votes
Ronald D. McCray	33,985,416	217,532	4,307,274
Louis E. Caldera	33,974,321	228,627	4,307,274
Robert W. Decherd	33,920,852	282,096	4,307,274
Tyree B. (Ty) Miller	33,927,645	275,303	4,307,274
Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm. The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 by the following vote:

			Broker
For	Against	Abstain	Non-Votes
38,294,503	208,011	7,708	0

Proposal 3: Approval of an Advisory Resolution on Executive Compensation (Say-on-Pay). The Company’s shareholders approved the following advisory resolution by affirmative vote of a majority of the voting power represented at the annual meeting and entitled to vote:
“RESOLVED, that the shareholders of A. H. Belo Corporation (“A. H. Belo” or the “Company”) approve, on an advisory basis, the compensation of A. H. Belo’s named executive officers as disclosed in the “Compensation Discussion and Analysis” section, the Summary Compensation Table and the related compensation tables, notes and narrative contained in the 2011 proxy statement.”
The shareholder vote was as follows:

			Broker
For	Against	Abstain	Non-Votes
29,750,174	4,036,243	416,531	4,307,274
Proposal 4: Advisory Vote on the Frequency of Future Say-on-Pay Votes (Say-on-Frequency). The results of the shareholder advisory vote on the frequency of future say-on-pay votes were:

				Broker
1 Year	2 Years	3 Years	Abstain	Non-Votes
7,687,376	33,608	26,472,108	9,856	4,307,274
The choice of every three years was approved by the Company’s shareholders, having received the affirmative vote of more than a majority of the voting power represented at the annual meeting and entitled to vote on this proposal. In light of this result, the Board has decided to conduct the future advisory votes on executive compensation every three years. Accordingly, the next shareholder advisory say-on-pay vote is scheduled to be held at the Company’s 2014 annual meeting of shareholders.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 19, 2011	A. H. BELO CORPORATION
	By:	/s/ David A. Gross
David A. Gross
Vice President/Investor Relations and Strategic Analysis